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                PARATRANSIT, INC. AND HYBRID TECHNOLOGIES, INC.
                  JOINT VENTURE AND VEHICLE PURCHASE AGREEMENT

This agreement is between Paratransit, Inc. ("Paratransit"), a nonprofit corporation established and existing under the laws of the State of California having its principal place of business at 2501 Florin Road, Sacramento, California, and Hybrid Technologies, Inc. ("Hybrid"), a Nevada corporation having its principal place of business at East Bonanza Road, Suite 144-145-5001, Las Vegas, Nevada 89110 and its development facility in Mooresville, North Carolina.

WHEREAS, Paratransit has developed considerable expertise in the transportation service industry, advocating for a fully accessible and integrated public transportation system. Starting with just two vehicles, Paratransit's fleet now operates over 150. The Paratransit maintenance shop services vehicles for 40 other agencies in the region. Paratransit provides planning and services to 24 community partners ranging from United Cerebral Palsy to Health For All to the Women's Civic Improvement Center.

WHEREAS, Hybrid has developed considerable expertise in the distribution of various products propelled by lithium ion, and is a leader in the field of development and manufacturing of cutting edge lithium ion powered vehicles. Hybrid has secured partnerships with leaders in the industry that manufactures electric motors and the controllers required for powering lithium vehicles, and has pioneered production of electric powered conversions of four wheeled vehicles as well as a host of other products such as motorbikes, electric bicycles and lawn mowers. Hybrid has proprietary interests in valuable and confidential related technology, including methods for processing, as well as operational and manufacturing know-how, and experience in operating the said processes.

WHEREAS, both parties desire to work together, calling on their respective areas of expertise, in order to develop a long-term relationship to produce a lithium-powered "community transportation network". The initial relationship shall be the purchase of two (2) Daimler Chrysler PT cruisers and one (1) Chrysler/Dodge transport family van full lithium version for use in service of Paratransit. The vehicles shall serve as a unique pilot project and options to purchase ten (10) additional vehicles shall be entered into should the pilot project meet or exceed Paratransit executives' expectations. Purchase of additional vehicles shall be based on Paratransit budget and requirements.

NOW, THEREFORE, the parties hereto agree as follows: A. Definitions

1. When used in this agreement, each of the terms set forth in this paragraph shall, respectively, have the following meanings:

2. "Developed Product" shall mean a product jointly developed by Hybrid and Paratransit under this Agreement.

3. "Effective Date" shall mean the last date this contract is signed by either party.

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4. "Evaluation  Period" means  the period during which the parties will continue to work together to identify and determine the commercial feasibility of potential products, as agreed between them, beginning on the Effective Date of this contract until a party notifies the other party, in writing, that they no longer wish to participate, in no case less than six (6) months

5. "Process" shall mean the methods now owned, controlled or employed by Hybrid and or its affiliated companies and battery suppliers.

6. "Know-How" means secret processes, technical data, drawings, designs, illustrations, information and all other types of knowledge now owned or controlled by Hybrid and Paratransit, respectively, including their respective systems, whether written or otherwise, that are reasonably connected with the Process and reasonably necessary to the manufacture of the Developed Products.

7. "R&D Expense" shall mean the required cost of developing the various Developed Products, including sample products supplied to Hybrid during Evaluation Period.

B. Price

1. The total purchase price for the vehicles shall be Eighty-Eight Thousand Seven Hundred Fifty Dollars ($88,750.00) as follows:

    Vehicle 1:        Chrysler PT Cruiser full  lithium  version ($39,000 less
                      50% discount) Total Vehicle 1 cost - $19,500 [Exhibit A]

    Vehicle 2:        Chrysler  PT  Cruiser  full lithium version ($39,000 less
                      25% discount) Total Vehicle 2 cost - $ 29,250 [Exhibit A]

    Vehicle 3:        Chrysler/Dodge transport family van full lithium version
                      [Exhibit B] Total Vehicle 3 cost - $40,000

2. It is noted that the actual cost of each vehicle and system is slightly above $40,000, so Hybrid is providing the vehicles "below cost" as an incentive to for Paratransit to purchase additional vehicles from Hybrid, as well as to work with Hybrid in this joint venture to promote and encourage the use of lithium vehicles.

3. Hybrid shall receive a deposit of 30%, or Twenty-Six Thousand Six Hundred Twenty-Five Dollars ($26,625), payable thirty (30) days following full execution of this contract.

4. Shipping  costs  of  the  vehicles  from  Mooresville,   North   Carolina  to
   Sacramento, California will be the responsibility of Paratransit.

5. Paratransit will pay Hybrid the balance of Sixty-Two Thousand One Hundred Twenty Dollars ($62,125.00) within thirty (30) days of the date the vehicles are fully operational in Sacramento.

                                                                               2

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6. As  part of this contract,  Paratransit  shall have the option to purchase up to an additional ten (10) Chrysler PT Cruisers with full lithium conversions at [Hybrid's] cost of Forty-Five Thousand Dollars ($45,900.00) each.

C. Evaluation Period

   Paratransit and Hybrid shall continue a cooperative evaluation program for an Evaluation Period beginning on the Effective Date of this Agreement, during which period the parties will continue to work together to identify and determine the commercial feasibility of potential products as stipulated. This can include marketing efforts at a local, state or federal level, as well as operation by Paratransit of a prototype lithium-powered taxicab that is fully accessible to disabled passengers within the requirements of the Americans with Disability Act (ADA).

D. Development Period

1. Both parties agree to initiate and pursue together, on an exclusive basis, the development of a lithium ion powered Chrysler PT Cruiser full lithium version (Exhibit A) for use as a taxicab. Upon completion of the prototype vehicles, Hybrid and Paratransit will work together to develop a potential public relations plan and distribution scenario for the said vehicles, including media events on a statewide basis in California. A plan for the sale of similar vehicles may also be entered into with the following prices:

         Up to 25 units:          $45,900 per vehicle


2. During the Evaluation Period (including any extension thereof), Hybrid will endeavor to develop Developed Products and Paratransit will endeavor to develop a business model to include lithium ion powered taxi service so that Hybrid can supply Paratransit with Developed Products in accordance with Paratransit's specifications.

E. Testing Period

   Hybrid and Paratransit shall determine a critical success factor for the full lithium ion powered PT Cruiser vehicles and the Chrysler/Dodge transport family van full lithium version. Should the product meet or exceed expectations, then Hybrid and Paratransit shall fully investigate a further joint venture whereby Hybrid lithium vehicles will be combined with Paratransit's products and services to create a viable alternative to the current gas powered taxi vehicles.

F. Ownership

   The two (2) lithium ion powered Chrysler PT Cruiser full lithium version vehicles (Exhibit A) and the Chrysler/Dodge transport family van full lithium version (Exhibit B) to be purchased by Paratransit are for the exclusive use of Paratransit and its agents. Paratransit will own these vehicles. Hybrid will provide Paratransit with all title and other documents necessary for these vehicles to be registered in California, on or before the date Paratransit takes possession of the vehicles.
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G. Technology

1. All patents, inventions and confidential information shall remain the property of the party who owned the same before the same was made available to the other party under this agreement, unless the right to such property is changed through further written agreement executed by both parties.

2. Each party will cooperate with the other and render all such assistance as the other party may require in any patent office proceeding or any litigation involving inventions, improvements, ideas or other proprietary information connected with or arising out of this agreement.

H. Assignment

   Except in connection with corporate reorganizations, neither party shall transfer or assign this agreement, in whole or in part, without the prior written consent of the other party.

I. Termination

   This agreement will automatically terminate on One Hundred Eighty 180) days from the Effective Date if no Developed Products are operational by that date, unless the parties have agreed in writing before that date to extend the time for establishing an Evaluation Period.

J. Press

   Hybrid  will  work  with   Paratransit   to  produce  a   press  release  for
   distribution immediately after execution of this contract. Hybrid will provide key public relations support for the project and will work with the Paratransit's public relations personnel.

Paratransit, Inc.                            Hybrid Technologies, Inc.

Dated: March 30, 2006                        Dated: March 29, 2006
       --------------                               --------------

By: /s/ Bill Durant                          By: /s/ Holly Rosberry
----------------------------------           --------------------------------
Bill E. Durant, Executive Director           Holly Rosberry, President


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                                    EXHIBIT A

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Quick Specs 2006 Hybrid Technologies PT cruiser full lithium version (Government fleet)
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        Body Styles:      4-Dr Wagon; 2-Dr Convertible
        Engines:          ac induction motor w/ lithium supply
        Transmissions:    5 Speed Manual lithium version
        Drivetrains:      Front Wheel Drive

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2006  lithium  Hybrid  Chrysler  PT  Cruiser  Performance  & Efficiency Standard
Features
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- fully hybrid technologies  lithium  system  with  BMS  system, motor mounting, kokum batteries
- electric charge via 110v or 22v with 6 hour full charge
- battery economy EPA highway (mpcharge):  100 and EPA city (mpcharge): 150 plus
- Multi-point induction system
- 15 lithium cell units

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2006  lithium  Hybrid  Chrysler  PT  Cruiser  Handling,  Ride & Braking Standard
Features
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- 3.94:1 axle ratio
- Two disc brakes including two ventilated discs
- Immobilizer
- Spacesaver steel rim under body spare wheel
- Strut front suspension independent with stabilizer bar and coil springs, beam rear suspension rigid with coil springs

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2006  lithium  hybrid  Chrysler  PT  Cruiser  Exterior  &  Aerodynamics Standard
Features
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- Body color front and rear bumpers
- Driver and passenger internally adjustable black door mirrors
- External dimensions: overall length (inches): 168.8, overall  width  (inches):
  67.1, overall height (inches): 63, ground clearance (inches): 6, wheelbase (inches): 103, front track (inches): 58.3, rear track (inches): 58.2 and curb to curb turning circle (feet): 36.7
- Complex surface lens halogen bulb headlights
- Heat reflective glass
- Pearl paint
- Fixed rear window with defogger and intermittent
- Tinted glass on cabin, rear and side
- Weights: curb weight (Lbs) 3,032, gross trailer weight braked (Lbs) 1,000 and max payload (Lbs) 865
- Windshield wipers with variable intermittent wipe

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2006 Chrysler PT Cruiser Interior Standard Features
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- 12v power outlet: front and 1
- Fixed mast antenna

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- Audio system with AM/FM and cassette
- Cargo area light
- Cargo capacity:  all  seats  in  place (cu ft): 21.9 and all seats removed (cu
  ft): 64.2
- Clock
- Full  dashboard and floor console with open storage box
- Delayed/fade courtesy  lights
- Front seats and rear seats cup holders fixed
- Door ajar warning
- Door pockets/bins for driver seat, passenger seat and rear seats
- Floor covering: carpet in load area
- Floor mats
- Driver and passenger front airbag
- Bucket driver and passenger seat
- Height adjustable 3-point reel front seat belts on driver seat and passenger seat with pre-tensioners
- Front seat center armrest
- Lockable glove compartment
- Two height adjustable head restraints on front seats and rear seats
- Internal dimensions: front headroom (inches):  39.2,  rear headroom  (inches):
  39.5, front hip room (inches): 50.2, rear hip room (inches): 46.7, front leg room (inches): 40.6, rear leg room (inches): 40.9, front shoulder room (inches): 54.5, rear shoulder room (inches): 53.9 and interior volume (cu ft):
  99.6
- Low fuel level warning
- Power steering
- Front power windows with two one-touch, rear power windows
- 3-point reel rear seat belts on driver side, passenger side and center side
- Three asymmetrical split bench front facing removable rear seats with zero adjustments tip/tumble
- Rear view mirror
- Front seat back storage
- Upgraded cloth/velour seat upholstery with additional upgraded cloth/velour
- Seating: five seats
- Six speaker(s)
- Plastic steering wheel with tilt adjustment
- Tachometer
- Driver and passenger vanity mirror
- Ventilation system

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                                    EXHIBIT B
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Quick Specs 2006 lithium Dodge Caravan  delivery  model for  Paratransit  inc. a
California taxi service
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  Body Styles:         2-Dr Minivan; 2-Dr Cargo
  Engines:             a/c induction motor lithium supply system
  Transmissions:       4 Speed manual
  Drivetrains          Front Wheel Drive

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2006 Dodge Caravan Performance & Efficiency Standard Features
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- specs  similar  to 3300cc  front  engine  with 93 mm bore, 81 mm  stroke,  9.3 compression ratio,  overhead valve and two valves per cylinder EGA
- 10 lithium cell system
- battery economy EPA highway (mpc): 100 and EPA city (mpc): 150m plus
- Multi-point injection fuel system
- 20.1 gallon main unleaded fuel tank
- Power: 134  kW,  180 HP SAE @ 5,200  rpm;  210 ft lb,  285 Nm @  4,000  rpm or
  similar

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2006 Dodge Caravan Handling, Ride & Braking Standard Features
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- Four-wheel ABS
- 3.62:1 axle ratio
- Four disc brakes including two ventilated discs
- Fullsize steel rim under body spare wheel
- Strut front suspension independent with stabilizer bar and coil springs, beam rear, suspension rigid with stabilizer bar and leaf springs

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2006 Dodge Caravan Exterior & Aerodynamics Standard Features
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- Body side molding
- Toned front and rear bumpers
- Driver and passenger externally adjustable black door mirrors
- External dimensions:  overall  length (inches): 189.3, overall width (inches):
  78.6, overall height (inches): 68.9, ground clearance (inches): 5.6, wheelbase (inches): 113.3, front track (inches): 63, rear track (inches): 64 and curb to curb turning circle (feet): 37.6
- Complex surface lens halogen bulb headlights
- Heat reflective glass
- Pearl paint
- Fixed rear window with defogger and intermittent
- Tinted glass on cabin
- Weights:  curb weight (Lbs) 4,112 and gross trailer weight braked Lbs) 1,800
- Windshield wipers with variable intermittent wipe

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2006 Dodge Caravan Interior Standard Features
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- 12v power outlet: front and rear and 1
- Air conditioning
- Fixed mast antenna
- Audio  system with AM/FM and CD player CD player  reads MP3
- Automatic drive indicator on dashboard
- Below seat storage under passenger seat
- Cargo area light
- Cargo capacity: all seats removed (cu ft): 146.7
- Clock
- Full dashboard console with open storage box
- Courtesy lights
- Front seats cup holders pop out
- Floor covering: plastic/rubber in load area
- Driver front airbag intelligent, passenger front airbag with occupant sensors intelligent
- Bucket driver and passenger seat
- Height adjustable 3-point reel front seat belts on driver seat and passenger seat with pre-tensioners
- Front seat center armrest
- Glove compartment
- Two height adjustable head restraints on front seats
- Internal dimensions:  front  headroom (inches): 39.6, front hip room (inches):
  57.2, front leg room (inches): 40.6, front shoulder room (inches): 62.9 and interior volume (cu ft): 140.4
- Low fuel level warning
- Low tire pressure indicator
- Low washer fluid level warning
- Power steering
- Front reading lights
- Rear view mirror
- Upgraded cloth/velour seat upholstery with additional upgraded cloth/velour
- Seating: two seats
- Two speaker(s)
- Plastic steering wheel
- Driver and passenger vanity mirror
- Ventilation system with recirculation setting

  NEW DIGITAL DISPLAY FOR BATTERY USE A AMPS LITHIUM LETTERING